                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 15, 2002

                         ------------------------------

                 RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC
             (Exact name of registrant as specified in its charter)

          DELAWARE                  333-51464                   52-2154847
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


                1111 LOUISIANA
                HOUSTON, TEXAS                             77002
   (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

                         ------------------------------

ITEM 5.  OTHER EVENTS.

Reliant Energy Mid-Atlantic Power Holdings, LLC, together with its affiliates and subsidiaries (collectively, REMA) is providing information concerning a required restatement of its Quarterly Reports on Form 10-Q (Interim Financial Statements) for the quarters ended June 30, 2001 and September 30, 2001. As a result, the previously issued Interim Financial Statements for these periods should not be relied upon.

DISCUSSION OF ACCOUNTING RESTATEMENT:

A subsidiary of Reliant Resources, Inc. (Reliant Resources) entered into derivative transactions on behalf of REMA which, on an aggregated basis at inception, had positive fair value. For the 2001 period, the contracts resulted in net cash outflows which will be more than offset through contractually increased net cash inflows in 2002. REMA accounted for these contracts as cash flow hedges of forecasted transactions pursuant to Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended. REMA initially accounted for these contracts by recognizing the fair value of the derivative as an asset or liability and recognizing the corresponding amount in accumulated other comprehensive income. As cash flow hedges, the amount recognized in accumulated other comprehensive income would have been recognized in earnings when the forecasted transactions occur.

On February 5, 2002, Reliant Resources announced that it was restating its earnings for the second and third quarters of 2001. The restatement relates to a correction in accounting treatment for a series of four structured transactions that were inappropriately accounted for as cash flow hedges for the period May 2001 through September 2001. The derivative transactions mentioned above were part of the four structured transactions that gave rise to the Reliant Resources restatement. As a result, REMA reevaluated its accounting for the derivative transactions entered into on its behalf by the subsidiary of Reliant Resources.

REMA now believes these derivative transactions should have been recorded as a capital contribution of a non-trading derivative asset that had positive fair value at inception. Therefore, REMA has now recorded these transactions as a capital contribution resulting in the elimination of previously recorded accumulated other comprehensive income and the reversal of previously recognized losses related to these derivative transactions. In addition, in contemplation of one of the structured transactions referred to above, in August 2001, a subsidiary of Reliant Resources, on behalf of REMA, entered into forward contracts to buy and sell natural gas, a portion of which was inappropriately recorded in the fourth quarter of 2001. REMA has also eliminated previously recorded accumulated other comprehensive income recognized in connection with these transactions as of September 30, 2001.

As a result, REMA's Interim Financial Statements as of June 30, 2001 and September 30, 2001, will be restated from amounts previously reported to appropriately account for the transactions described above. Therefore, REMA will report a decrease in net loss as compared to net loss shown in the previously reported Interim Financial Statements filed on Form 10-Q for the quarter ended June 30, 2001 of $16.3 million and an increase in net income as compared to net income shown in the previously reported Interim Financial Statements filed on Form 10-Q for the quarter ended September 30, 2001 of $17.8 million.

For additional information regarding the foregoing transactions, reference is made to the Current Report on Form 8-K of Reliant Resources, dated the date here of and filed concurrently herewith (File No. 1-16455).

The effects of the restatement are outlined in the tables below:

      RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC AND RELATED COMPANIES

                                            THREE MONTHS ENDED                SIX MONTHS ENDED
                                               JUNE 30, 2001                    JUNE 30, 2001
                                        -----------------------------    ----------------------------
                                                        AS PREVIOUSLY                   AS PREVIOUSLY
                                        AS RESTATED       REPORTED       AS RESTATED       REPORTED
                                        -----------     ------------     -----------    -------------
                                                                 (IN THOUSANDS)
Revenues ..........................      $ 134,085       $ 134,085        $ 279,936       $ 279,936
Expenses:
     Fuel .........................         40,221          68,084           86,129         113,992
     Other expenses ...............         81,563          81,563          155,405         155,405
                                         ---------       ---------        ---------       ---------
       Total ......................        121,784         149,647          241,534         269,397
                                         ---------       ---------        ---------       ---------
Operating Income (Loss) ...........         12,301         (15,562)          38,402          10,539
Other Expense, net ................        (21,198)        (21,198)         (41,565)        (41,565)
Income Tax Benefit ................          3,678          15,255            1,178          12,755
                                         ---------       ---------        ---------       ---------

Net Loss ..........................      $  (5,219)      $ (21,505)       $  (1,985)      $ (18,271)
                                         =========       =========        =========       =========

     RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC AND RELATED COMPANIES

                                                                                       JUNE 30, 2001
                                                                               ------------------------------
                                                                                                AS PREVIOUSLY
                                                                                AS RESTATED        REPORTED
                                                                               ------------------------------
                                                                                      (IN THOUSANDS)
                                   ASSETS
CURRENT ASSETS:
  Non-trading derivative assets ........................................       $    362,156      $    365,496
  Other ................................................................            167,093           167,093
                                                                               ------------      ------------
         Total current assets ..........................................            529,249           532,589

PROPERTY, PLANT AND EQUIPMENT, NET .....................................            855,617           855,617

OTHER ASSETS:
  Non-trading derivative assets ........................................            394,901           411,638
  Other ................................................................            275,079           275,079
                                                                               ------------      ------------
         Total other assets ............................................            669,980           686,717
                                                                               ------------      ------------
         TOTAL ASSETS ..................................................       $  2,054,846      $  2,074,923
                                                                               ============      ============

                           LIABILITIES AND MEMBER'S EQUITY

CURRENT LIABILITIES:
  Non-trading derivative liabilities ...................................       $    256,440      $    253,115
  Deferred income taxes, net ...........................................             37,668            40,437
  Other ................................................................            229,972           229,972
                                                                               ------------      ------------
         Total current liabilities .....................................            524,080           523,524
OTHER LIABILITIES:
  Deferred income taxes, net ...........................................             50,481            57,683
  Non-trading derivative liabilities ...................................            284,371           283,776
  Other ................................................................             43,518            43,518
                                                                               ------------      ------------
         Total other liabilities .......................................            378,370           384,977
                                                                               ------------      ------------
SUBORDINATED NOTE PAYABLE TO AFFILIATE .................................            838,000           838,000
                                                                               ------------      ------------
MEMBER'S EQUITY:
  Common stock (no par value 1,000 shares authorized, 1,000 issued and
    outstanding) .......................................................                 --                --
  Capital contributions ................................................            194,463           111,678
  Retained earnings ....................................................             79,231            62,945
  Accumulated other comprehensive income ...............................             40,702           153,799
                                                                               ------------      ------------
         Total member's equity .........................................            314,396           328,422
                                                                               ------------      ------------
         TOTAL LIABILITIES AND MEMBER'S EQUITY .........................       $  2,054,846      $  2,074,923
                                                                               ============      ============

     RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC AND RELATED COMPANIES


                                              THREE MONTHS ENDED              NINE MONTHS ENDED
                                              SEPTEMBER 30, 2001              SEPTEMBER 30, 2001
                                         ----------------------------    ----------------------------
                                                        AS PREVIOUSLY                   AS PREVIOUSLY
                                         AS RESTATED       REPORTED      AS RESTATED       REPORTED
                                        ------------    -------------    -----------    -------------
                                                                (IN THOUSANDS)
Revenues ..........................       $249,925        $247,720        $529,861        $527,656
Expenses:
     Fuel .........................         61,568          90,764         147,697         204,756
     Other expenses ...............         70,491          70,491         225,896         225,896
                                          --------        --------        --------        --------
       Total ......................        132,059         161,255         373,593         430,652
                                          --------        --------        --------        --------
Operating Income ..................        117,866          86,465         156,268          97,004
Other Expense, net ................        (23,166)        (23,166)        (64,731)        (64,731)
Income Tax Expense ................        (40,876)        (27,242)        (39,698)        (14,487)
                                          --------        --------        --------        --------

Net Income ........................       $ 53,824        $ 36,057        $ 51,839        $ 17,786
                                          ========        ========        ========        ========

     RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC AND RELATED COMPANIES

                                                                                  SEPTEMBER 30, 2001
                                                                            ---------------------------------
                                                                                               AS PREVIOUSLY
                                                                             AS RESTATED         REPORTED
                                                                            ---------------------------------
                                                                                    (IN THOUSANDS)

                                   ASSETS
CURRENT ASSETS:
  Non-trading derivative assets ........................................      $    663,460      $    672,947
  Other ................................................................           285,395           285,395
                                                                              ------------      ------------
         Total current assets ..........................................           948,855           958,342

PROPERTY, PLANT AND EQUIPMENT, NET .....................................           849,966           849,966

OTHER ASSETS:
  Non-trading derivative assets ........................................           384,990           394,455
  Other ................................................................           368,855           368,855
                                                                              ------------      ------------
         Total other assets ............................................           753,845           763,310
                                                                              ------------      ------------
         TOTAL ASSETS ..................................................      $  2,552,666      $  2,571,618
                                                                              ============      ============

                           LIABILITIES AND MEMBER'S EQUITY

CURRENT LIABILITIES:
  Non-trading derivative liabilities ...................................      $    479,536      $    570,950
  Deferred income taxes, net ...........................................            72,314            36,701
  Other ................................................................           390,491           390,491
                                                                              ------------      ------------
         Total current liabilities .....................................           942,341           998,142
OTHER LIABILITIES:
  Deferred income taxes, net ...........................................            75,696            79,355
  Non-trading derivative liabilities ...................................           232,543           232,987
  Other ................................................................            43,786            43,786
                                                                              ------------      ------------
         Total other liabilities .......................................           352,025           356,128
                                                                              ------------      ------------
SUBORDINATED NOTE PAYABLE TO AFFILIATE .................................           838,003           838,003
                                                                              ------------      ------------
MEMBER'S EQUITY:
  Common stock (no par value 1,000 shares authorized, 1,000 issued and
    outstanding) .......................................................                --                --
  Capital contributions ................................................           215,037           111,678
  Retained earnings ....................................................           133,055            99,002
  Accumulated other comprehensive income ...............................            72,205           168,665
                                                                              ------------      ------------
         Total member's equity .........................................           420,297           379,345
                                                                              ------------      ------------
          TOTAL LIABILITIES AND MEMBER'S EQUITY ........................      $  2,552,666      $  2,571,618
                                                                              ============      ============


                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  RELIANT ENERGY MID-ATLANTIC POWER
                                  HOLDINGS, LLC



Date:  March 15, 2002             By: /s/ MICHAEL L. JINES
                                          Michael L. Jines
                                          Vice President and Assistant Secretary